EXHIBIT 10-J


                           CREDITRISKMONITOR.COM, INC.
                               2001 Marcus Avenue
                           Lake Success, NY 11042-1011



                                                              May 17, 1999



Flum Partners
c/o Jerome S. Flum
9 Dunham Road
Scarsdale, New York  10583

Gentlemen:

     As you know, CreditRiskMonitor.com, Inc. (formerly known as New Generation Foods, Inc.), a Nevada corporation (the "Corporation"), has various federal income tax attributes, including up to approximately $13.9 Million of net operating loss (NOL) carryforwards as of December 31, 1998, expiring in varying amounts through 2018 (the "Tax Attributes").

     The Board of Directors believes that these Tax Attributes constitute a valuable asset of the Corporation. To the extent the Corporation generates taxable income over the next nineteen years, and is able to utilize its Tax Attributes to offset future federal income taxes on its taxable income, funds not needed to pay such tax become available to fund the Corporation's expanded operations and for stockholder distributions.

     Section 382 of the Internal Revenue Code limits the amount of a company's NOL carryforwards which can be applied against its earnings after an "ownership change" occurs. Generally, such a limit is determined, with respect to the amount of NOL carryforward to which the limit applies, by multiplying the company's value at the time of the ownership change by the published long-term tax exempt interest rate. The resulting amount is the maximum that can be offset by NOL carryforwards in any one year if an ownership change has occurred. If, however, an ownership change occurs and during the following 2-year period, the Corporation does not continue its historic business, no NOL carryforwards would be available. Since the acquisition of CreditRisk Monitor constituted a change in the Corporation's historic food business, if an ownership change in the Corporation were to occur within the next two years, no NOL carryforwards would be available.

     An ownership change occurs if there has been an "owner shift" -- a more than 50 percentage point increase in stock ownership involving "5-percent shareholders" over the lowest percentage of stock of the loss corporation owned by such shareholders at any time during the testing period (generally, the prior 3 years). For this purpose, in general, shareholders that are not 5-percent shareholders are aggregated and treated as a single 5-percent shareholder.

     The Corporation believes that no owner shifts or ownership changes had occurred prior to its 1998 Private Placement. Such Private Placement, however, resulted in a sale of approximately 23% of the outstanding Common Stock to approximately 25 investors who are, as a group, a "5-percent shareholder". Hence, the private placement constitutes an "owner shift" of approximately 23%.

     If subsequent transactions were to occur involving 5-percent shareholders within the applicable three-year testing period following the Private Placement, or any subsequent three-year testing period, an "ownership change" could occur which could cause the loss or limitation of the Corporation's available NOL carryforwards, pursuant to Section 382.

     Under Section 382, options and warrants to purchase equity securities are "counted" in the determination of "owner-shifts" only when exercised. The Corporation has provided and will provide that all such options and warrants granted and to be granted to employees, brokers and others may not be exercised for at least three years from the closing of the Private Placement.

     In order to insure to the extent feasible that no inadvertent "owner shift" will occur which, when aggregated with the 23% owner shift presently outstanding, or other existing, proposed or future owner shifts during an applicable testing period, could result in an "ownership change", the Board of Directors had considered the adoption of amendments to its Articles of Incorporation and By-Laws which would have provided in general that no purchase or other acquisition, sale or other disposition of stock of the Corporation could be made without the approval of the Board of Directors. Requests for Board approval would be made in writing and Transfers made without Board approval would be null and void, thereby enabling the Board to reverse or cancel a transfer, such as a trade made in the over the counter market, if it determined that the purchaser was a 5-percent shareholder and an "owner shift" would have occurred, before new certificates are issued by the Transfer Agent.

     The Board of Directors is seriously concerned, however, that these proposed amendments to the Articles of Incorporation and By-Laws, which would give the Board the authority to reverse stock trades made in the public market, could limit the marketability of the Corporation's publicly-traded common stock and in turn depress the Corporation's market value. Accordingly, it has proposed an alternative pursuant to which only Flum Partners would agree to restrict the shares owned by them, including shares which may be distributed in the future by Flum Partners to its partners.

     As you know, at the date hereof, Flum Partners owns 73.78% of the outstanding common stock of the Corporation. To the Corporation's knowledge, there is no other holder of 5% or more of the Corporation's stock.

     Accordingly, in consideration of the foregoing, and in order to assist the Corporation to preserve its Tax Attributes for the benefit of its shareholders and to maintain and increase the market value of the Corporation's Common Stock, Flum Partners and the Corporation have agreed as follows:

1.   Certain Transfers Prohibited.

     (a) Except as otherwise permitted under this Agreement, without the prior written authorization of the Board of Directors of the Corporation (the "Board"), neither Flum Partners nor any limited or general partner of Flum Partners who receives shares of stock of the Company upon a distribution by Flum Partners (each a "Person"), shall (i) purchase or otherwise acquire any shares of stock of the Corporation from the Corporation, or (ii) sell, transfer or otherwise dispose of, or purchase or acquire in any manner whatsoever, whether voluntarily or involuntarily, by operation of law or otherwise any shares of stock of the Corporation. Each Person who purports to purchase, acquire, sell, transfer or dispose of stock as described in (i) or (ii) above is each hereinafter called a "Restricted Holder" and any such purchase, acquisition, sale, transfer or disposition is hereinafter called a "Transfer".

     (b) For purposes of this Agreement, "stock" of the Corporation shall include any class of common stock of the Corporation, including without limitation the common stock, par value $0.01 per share, and such other classes of stock or other securities treated as "stock" under Section 382 of the Internal Revenue Code of 1986, as amended, including any additional or successor legislation which limits the availability of the Corporation's Tax Attributes and the applicable regulations issued from time to time thereunder (collectively the "Code"). Whenever a reference in this Agreement is made to a specific Section of the Code, such reference shall be deemed to include any other Section thereof issued in substitution or replacement therefor.

     (c) The restrictions contained in this Section are for the purpose of reducing the risk that certain changes in stock ownership may jeopardize the preservation of the Corporation's Tax Attributes. In connection therewith, and to provide for the effective policing of these restrictions, a Person who proposes to Transfer shares of stock shall request in writing, prior to the date of the proposed Transfer (a "Request"), that the Board review the proposed Transfer and authorize or not authorize the proposed Transfer pursuant to
Section 3 hereof. A Request shall be mailed or delivered to the President of the Corporation at the Corporation's principal place of business or telecopied to the Corporation's telecopier number at its principal place of business. Such Request shall include (i) the name, address and telephone number of the Restricted Holder, (ii) a description of the shares of stock proposed to be Transferred by or to the Restricted Holder, (iii) the date on which the proposed Transfer is expected to take place, (iv) the name, if known, of the proposed transferee of the stock to be transferred to the Restricted Holder, and (v) a request that the Board authorize, if appropriate, the Transfer pursuant to Section 3 hereof and inform the Restricted Holder of its determination regarding the proposed Transfer. Within five business days of receipt by the President of a Request, a meeting of the Board shall be held to determine whether to authorize the proposed Transfer described in the Request under Section 3 hereof. The Board shall conclusively determine whether to authorize the proposed Transfer, and shall immediately cause the Restricted Holder making the Request to be informed of such determination.

     2. Effect of Unauthorized Transfer. Any Transfer attempted to be made in violation of this Agreement will be null and void. In the event of an attempted or purported Transfer involving a sale or disposition of stock by a Restricted Holder in violation of this Agreement, the Restricted Holder shall remain the owner of such stock. In the event of an attempted or purported Transfer involving the purchase or acquisition by a Restricted Holder in violation of this Agreement, the Corporation shall be deemed to be the exclusive and irrevocable agent for the transferor of such stock. The Corporation shall be such agent for the limited purpose of returning the stock to the transferor or consummating a sale of such stock to a Person who is determined to be a permitted transferee hereunder (an "eligible transferee"), which may include, without limitation, the transferor, as the Corporation may elect. The record ownership of the subject stock shall remain in the name of the transferor until the stock has been returned to the transferor or sold by the Corporation or its assignee, as agent, to an eligible transferee. The Corporation shall be entitled to assign its agency hereunder to any person or entity including, but not limited to, the intended transferee of the stock, for the purpose of returning the stock to the transferor or effecting a permitted sale of such stock. Neither the Corporation, as agent, nor any assignee of its agency hereunder, shall be deemed to be a shareholder of the Corporation nor be entitled to any rights of shareholders of the Corporation, including, but not limited to, any right to vote such stock or to receive dividends or liquidating distributions in respect thereof, if any (collectively "Shareholder Rights"), but the Corporation or its assignee shall only have the right to return the stock to the transferor or to sell and transfer such stock on behalf of and as agent for the transferor to another person or entity; provided, however, that a Transfer to such other person or entity may not violate the provisions of this Agreement. All Shareholder Rights with respect to such stock shall remain with the transferor. The intended transferee shall not be entitled to any Shareholder Rights with respect to such stock. In the event of a permitted sale or transfer, whether by the Corporation or its assignee, as agent, the Corporation shall have no obligation to collect or cause to be collected any proceeds of such sale or transfer, such proceeds regardless of whom collected shall be applied first to reimburse the Corporation or its assignee, as agent, for any expenses incurred by the Corporation acting in its role as the agent for the sale of such stock, second to the extent of any remaining proceeds, to satisfy any and all commissions, margin expenses or other transaction costs incurred by or on behalf of the transferor, and the remainder, if any, to the original transferor. No Person precluded from effecting the transfer of Stock pursuant to the provisions of this Agreement shall have any claim against the Corporation or any assignee of its agency hereunder, or their respective officers, directors or employees.

     3. Authorization of Transfer of Stock by a Restricted Holder. The Board shall authorize a Transfer by a Restricted Holder, or to a Restricted Holder, if, in the sole discretion and judgment of the Board, it determines that the Transfer will not jeopardize the Corporation's preservation of its Tax Attributes pursuant to Code Section 382, or is otherwise in the best interests of the Corporation. In deciding whether to approve any proposed Transfer of stock by or to a Restricted Holder, the Board may seek the advice of counsel with respect to the Corporation's preservation of its Tax Attributes pursuant to Code Section 382 and may request all relevant information from the Restricted Holder with respect to all stock owned directly or through attribution (as determined under Code Section 382) by such Restricted Holder.

     4. Permitted Transfers. Notwithstanding Section 1 hereof, a Restricted Holder shall have the right to Transfer any stock of the Corporation provided that the following conditions are satisfied:

     (a) the Transfer of such stock by the Restricted Holder will not constitute an "owner shift" as determined under Section 382 of the Code and the Restricted Holder delivers to the Corporation, together with its Request for approval of the Transfer, a certificate of the General Partner or other principal of the Restricted Holder to such effect; and

     (b) upon request of the Corporation, at least ten business days prior to any such Transfer, the Restricted Holder delivers a reasoned opinion of counsel for such Restricted Holder, which opinion and which counsel each shall be reasonably satisfactory to the Board, that such Transfer will not result in an owner shift as determined under Section 382 of the Code. The reasonable fees and expenses of such counsel shall be paid or reimbursed by the Corporation.

     5. Legend on Certificates. All certificates for shares of stock heretofore or hereafter issued by the Corporation to any Person shall conspicuously bear the following legend:

     The Shares represented by this Certificate are subject to restrictions contained in an Agreement dated May 17, 1999 (the "Agreement") among Flum Partners, Jerome S. Flum and the Corporation which prohibit the sale, transfer, disposition, purchase or acquisition of any stock, as that term is defined in
     Section  382(k)(6)  of the  Internal  Revenue  Code of  1986,  as
     amended (the "Code"), of the Corporation without the authorization of the Board of Directors of the Corporation (the "Board of Directors"), if that sale, transfer, disposition, purchase or acquisition would jeopardize the Corporation's preservation of its federal income tax attributes pursuant to

     Section 382 of the Code. The Corporation will furnish without charge to the holder of record of this certificate a copy of the Agreement, containing the above-referenced restrictions on transfer of stock upon written request to the Corporation at its principal place of business.

     6. Transfer to Partners of Flum Partners. Notwithstanding the restrictions contained above, Flum Partners may distribute shares of stock of the Corporation to its partners, in proportion to their partnership interests, upon prior written notice to but without the consent or approval of the Board, provided that (a) each partner receiving such shares shall agree in writing to be bound by the restrictions contained in this Agreement with respect to any Transfer by such partner of the shares so received, and (b) all certificates issued to such partner shall bear the restrictive legend set forth above.

     7. Termination. The restrictions set forth in this Agreement (a) may be terminated at any time by action of the Board of Directors, (b) shall terminate on the first anniversary of the date of execution hereof (the "Effective Date"), or any subsequent anniversary date the Effective Date if extended as hereinafter provided, unless the Corporation and the holders of 70% of the shares of stock of the Corporation then owned by Flum Partners or distributed to and then owned by the partners of Flum Partners, shall agree in writing to extend such termination date for an additional one year period, and (c) shall terminate at such time as the Corporation no longer has at least $100,000 in Tax Attributes which could be terminated or limited by a Transfer of the shares of stock owned by Flum Partners or the partners of Flum Partners. Upon any such termination, the Corporation shall direct the transfer agent to remove the legend described above from the applicable share certificates upon request of the holder.

     8. Registration Rights. In consideration of the agreements of Flum Partners contained herein, the Corporation agrees to provide to Flum Partners and the partners of Flum Partners to whom shares of stock of the Corporation may be distributed by Flum Partners certain "piggyback" registration rights with respect to their shares of stock of the Corporation, upon the terms set forth in Exhibit "A" annexed hereto and made a part hereof.

     9. Miscellaneous. This Agreement (a) shall be binding upon and inure to the benefit of the parties hereto, their respective legal representatives, successors and assigns, (b) contains the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations among the parties with respect thereto, (c) may not be modified or amended or any of its provisions waived except by an instrument in writing duly executed by the party or parties to be charged, (d) may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which shall constitute one and the same instrument, and (e) shall be governed by and construed in accordance with the laws of the State of New York (other than with respect to matters solely involving Nevada corporate law) without regard to principles of conflicts of laws.

     Please execute this letter where indicated below to signify your agreement with the foregoing.

                                             Very truly yours,

                                             CREDITRISKMONITOR.COM, INC.


                                             By:  ______________________________
                                                      Lawrence Fensterstock
                                                      Senior Vice President


ACCEPTED AND AGREED AS OF THIS
____ DAY OF MAY, 1999


FLUM PARTNERS


By:
      Jerome S. Flum, General Partner

                         REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of May 17, 1999, by and among CREDITRISKMONITOR.COM, a Nevada corporation (the "Company"), and Flum Partners (the "Investor").

                              W I T N E S S E T H :

     WHEREAS, the Investor owns 3,797,128 of shares of Common Stock (as hereinafter defined) of the Company; and

     WHEREAS, the Company desires to induce the Investor to enter into an Agreement restricting the transfer of the Investor's shares of Common Stock;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties intending to be legally bound hereby agree as follows:

     1. Certain Definitions. As used in this Agreement, unless the context otherwise requires the following terms shall have the following respective meanings:

     "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

     "Common Stock" shall mean the Common Stock, par value $.01 per share, of the Company.

     "Effectiveness Period" shall be as defined in Section 3.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

     "Holder" shall mean the Investor and any other Person holding shares to whom the rights under this Agreement have been transferred in accordance with
Section 10.

     "Person" any individual, corporation, association, partnership, limited liability company, trust or estate, organization, business, government or agency or political subdivision thereof or any other entity.

     The terms "register", "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

     "Registration Expenses" shall mean the expenses so described in Section 5.

     "Registration Statement" shall mean any registration statement of the Company which registers any of the Investor's Common Stock pursuant to the provisions of this Agreement, including the prospectus, amendments and supplements to such registration statement, ncluding post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

     "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

     "Selling Expenses" shall mean the expenses so described in Section 5.

     2. Required Registration. If the Company at any time proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except in connection with the registration of the shares of Common Stock issued in the Company's 1998 Private Placement or with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Investor's Common Stock for sale to the public or any successors to any such forms), each such time it will give written notice to the Investor of its intention in this regard. Upon the written request of the Investor received by the Company within 30 days after the giving of any such notice by the Company, to register [at least 10%] of the Investor's Common Stock (which request shall state the intended method of disposition thereof), the Company will use its best efforts to cause such Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company. In the event that any registration pursuant to this
Section 2 shall be, in whole or in part, an underwritten public offering of Common Stock, the number of shares of the Investor's Common Stock to be included in such an underwriting shall be reduced, if and to the extent that the managing underwriter thereof shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein.

     3. Registration Procedures. In connection with the Company's registration obligations under Section 2 hereof, the Company shall use its reasonable best efforts to effect such registration to permit the sale of the Investor's Common Stock in accordance with the method or methods of disposition thereof intended by the Investor and pursuant thereto the Company shall as expeditiously as practicable:

     a. prepare and file with the Commission a Registration Statement on any appropriate form under the Securities Act available for the sale of the Investor's Common Stock by the Investor with the intended method or methods of distribution thereof, and use its reasonable best efforts to cause such Registration Statement to become effective and remain effective as provided herein.

     b. prepare and file with the Commission such amendments and post-effective amendments to such Registration Statement as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period (as hereinafter defined); cause the related prospectus to be amended or supplemented by any required amendment or prospectus supplement, and as so amended or supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of the Investor's Common Stock covered by such Registration Statement during the applicable period in accordance with the methods of disposition intended by the Investor set forth in such Registration Statement as so amended or in such prospectus as so amended or supplemented.

     c. furnish to the Investor such number of copies of the Registration Statement and of each amendment and supplement thereto (in each case including exhibits) and the prospectus included therein (including each preliminary prospectus) and any other prospectus filed under Rule 424 or Rule 430 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents (in each case including all exhibits) as the Investor reasonably may request;

     d. use its reasonable best efforts to register or qualify the Investor's Common Stock covered by the Registration Statement under the securities or "blue sky" laws of such jurisdictions as the Investor reasonably shall request and to keep such registrations or qualifications in effect for so long as such registration statement remains in effect, and to take such other action as may be reasonably necessary or advisable to enable the Investor to consummate the disposition in such jurisdiction of the securities owned by the Investor; provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

     e. use its reasonable best efforts (i) to list all securities covered by the Registration Statement on any securities exchange on which any of such securities is then listed or (ii) in the event such securities are not so listed to have the Investor's Common Stock qualified for inclusion on The NASDAQ National Market, if such securities are then so qualified or (iii) in the event such securities are not so listed or qualified, to have such securities qualified for inclusion on the Nasdaq System;

     f. immediately notify the Investor at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the receipt of any stop order or thereafter of a proceeding for such purpose or of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and at the request of the Investor promptly prepare to furnish to the Investor a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

     g. use all reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Investor's Common Stock for sale in any jurisdiction, at the earliest practicable moment.

     h. notify the Investor, if participating in such registration, promptly after it shall receive notice thereof, (i) of the time when the Registration Statement has become effective or a supplement to any prospectus forming a part of the Registration Statement has been filed and (ii) of any request by the Commission for the amending or supplementing of such prospectus or Registration Statement;

     i. make available for inspection by the Investor, and any attorney, accountant or other agent retained by the Investor, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by the Investor underwriter, attorney, accountant or agent in connection with such registration statements;

     j. otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, and will furnish to the Investor at least two business days prior to the filing thereof a copy of any amendment or supplement to the Registration Statement and shall not file any thereof which do not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder; and

     k. provide and cause to be maintained a transfer agent for all of the Investor's Common Stock covered by the Registration Statement and a CUSIP number for all such Stock, in each case not later than the effective date of the Registration Statement.

     For purposes of Section 3(a) and 3(b), the period of distribution of the Investor's Common Stock in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of the Investor's Common Stock in any other registration shall be deemed to extend until the earlier of the sale of all of the Investor's Common Stock covered thereby or 120 days after the effective date thereof (the "Effectiveness Period"); provided, however, that the Company shall not be required, in order to comply with the provisions of Sections 3(a) and 3(b), except in the case of a continuous shelf registration pursuant to Rule 415 as promulgated under the Securities Act, to prepare and file financial statements through a period later than the last period reflected in its financial statements in a registration statement which has been declared effective by the Commission and is the subject of the rights being exercised by the Investor.

     The Company may require the Investor, and the Investor agrees, to furnish to the Company such information regarding the distribution of the Investor's Common Stock as the Company may, from time to time, reasonably request in writing and the Company may exclude from such registration the Common Stock of the Investor if the Investor unreasonably fails to furnish such information within a reasonable time after receiving such request. The Investor agrees promptly to furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by the Investor not misleading. Any sale of any Common Stock by the Investor pursuant to a Registration Statement shall constitute a representation and warranty by the Investor that the information relating to such holder and its plan of distribution is as set forth in the prospectus delivered by the Investor in connection with such disposition, that such prospectus does not as of the time of such sale contain any untrue statement of a material fact relating to the Investor or its plan of distribution and that such prospectus does not as of the time of such sale omit to state any material fact relating to the Investor or its plan of distribution necessary to make the statements in such prospectus, in the light of the circumstances under which they were made, not misleading.

     The Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) hereof, the Investor will forthwith discontinue disposition of its Common Stock covered by the applicable Registration Statement or prospectus until the Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) hereof, or until it is advised in writing by the Company that the use of the applicable prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such prospectus.

     4. Suspension of Registration Requirement. Notwithstanding anything to the contrary set forth in this Agreement, the Company's obligation under this Agreement to use reasonable best efforts to cause the Registration Statement and any filings with any state securities commission to be made or to become effective or to amend or supplement the Registration Statement shall be suspended in the event and during such period pending negotiations relating to, or consummation of, a transaction or the occurrence of an event that would require additional disclosure of material information by the Company in the Registration Statement or such filing, as to which the Company has a bona fide business purpose for preserving confidentiality or which renders the Company unable to comply with SEC requirements (such circumstances being hereinafter referred to as a "Suspension Event") that would make it impractical or unadvisable to cause the Registration Statement or such filings to be made or to become effective or to amend or supplement the Registration Statement, but such suspension shall continue only for so long as such event or its effect is continuing (the "Suspension Period"). The Company shall be entitled to exercise the rights set forth in this Section 4 an unlimited number of times but in no event will the Company's obligation under this Agreement to use reasonable best efforts to cause the Registration Statement and any filings with any state securities commission to be made or to become effective or to amend or supplement the Registration Statement be suspended for more than 90 consecutive days or for more than an aggregate of 120 days in any twelve (12) month period. The Company shall promptly notify the Holders of the existence of any Suspension Event.

     5. Expenses. All expenses incurred by the Company in complying with Sections 2 and 3, including, without limitation, all registration and filing fees, printing expenses, duplicating, word processing, messenger and delivery expenses, fees and disbursements of counsel for the Company and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars and costs of insurance and reasonable fees and disbursements of one counsel for the Investor a "due diligence" examination of the Company and a review of all related documents, but excluding
(i) any compensation of regular employees of the Company which shall be paid in any event by the Company and (ii) Selling Expenses, are called "Registration Expenses". All discounts and selling commissions and other expenses of the Investor, including attorneys' fees, applicable to the sale of the Investor's Common Stock are called "Selling Expenses".

     The Company will pay all Registration Expenses in connection with all registration statements under Sections 2 and 3. All Selling Expenses in connection with each registration statement under Section 2 or 3 shall be borne by the Investor.

     6. Indemnification and Contribution.

     a. In the event of a registration or qualification of any of the Investor's Common Stock under the Securities Act pursuant to the provisions of this Agreement, the Company shall and hereby does indemnify and hold harmless the Investor thereunder, its legal counsel and accountants and each underwriter of the Investor's Common Stock thereunder and each other Person, if any, who controls the Investor or underwriter within the meaning of the Securities Act and Exchange Act laws, against any losses, claims, damages or liabilities, joint or several, to which the Investor's Common Stock, legal counsel, accountant, underwriter or controlling Person may become subject under the Securities Act, the Exchange Act, State securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which the Investor's Common Stock was registered under the Securities Act and any preliminary prospectus or final prospectus or summary prospectus or other document contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any violation by the Company of any federal, State or common law rule or regulation applicable to the Company in connection with any such registration or qualification and the Company, and will reimburse the Investor, each such legal counsel or accountant, each such underwriter and each such controlling Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in reliance upon and in conformity with information furnished by the Investor, any such underwriter or any such controlling Person in writing duly executed by such seller or underwriter, as the case may be, specifically stating that it is for use in such registration statement or prospectus.

     b. In the event of a registration of any of the Investor's Common Stock under the Securities Act pursuant to the provisions of this Agreement, the Investor will to the extent permitted by law indemnify and hold harmless the Company, each Person, if any, who controls the Company within the meaning of the Securities Act and the Exchange Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each Person who controls any underwriter within the meaning of the Securities Act and the Exchange Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling Person may become subject under the Securities Act, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which the Investor's Common Stock was registered under the Securities Act pursuant to the provisions of this Agreement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Investor will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to the Investor, as such, furnished in writing to the Company duly executed by the Investor stating that it is specifically for use in such registration statement or prospectus; provided, further, that the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by the Investor under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the net proceeds received by the Investor from the sale of its Common Stock covered by such registration statement.

     c. Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 6 and shall only relieve it from any liability which it may have to such indemnified party under this
Section 6 if and to the extent the indemnifying party is actually prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 6 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. No indemnifying party, in defense of any such action, shall, except with the consent of each indemnified party, consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving, by the claimant or plaintiff, to such indemnified party of a release from all liability in respect to such action.

     d. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Section 6 is for any reason held to be unavailable from the Company to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense (including any investigation, legal and other expense incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company from persons other than the indemnified parties, such as Persons who control the Company within the meaning of the Securities Act or the Exchange Act, officers of the Company who signed the registration statement and directors of the Company, who may also be liable for contribution) in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and of the indemnified party, on the other hand, in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations.

The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. For purposes of this Section 6(d), each Person, if any, who controls, within the meaning of the Securities Act or the Exchange Act, any indemnified party shall have the same rights to contribution as such indemnified party, and each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, each officer of the Company who shall have signed the registration statement and each director of the Company shall have the same rights to contribution as the Company. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 6(d), notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this Section 6(d). The provisions of Section 6 shall survive the termination of this Agreement and the registration of all of the Investor's Common Stock.

     7. Changes in Common Stock.

     a. If, and as often as, there is any change in the Common Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock as so changed.

     b. The Company will not effect or permit to occur any combination or subdivision of shares which would materially adversely affect the ability of the Investor to include its Common Stock in any registration of its Common Stock contemplated by this Agreement or the marketability of the Investor's Common Stock under any such registration.

     8. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Investor's Common Stock to the public without registration (but in no way reducing the rights of the Investor hereunder relating to such registrations) so long as the Common Stock of the Company shall continue to be registered pursuant to the requirements of Section 12 of the Exchange Act, and until that date that is two years (or for such other time period as shall be specified in Rule 144(k) as the holding period required for termination of certain restrictions on sales of restricted securities by persons other than affiliates) from the Closing Date, the Company agrees at its cost and expense to use its reasonable best efforts to:

     a. make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

     b. file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act;

     c. furnish to the Investor, forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as the Investor may reasonably request in availing itself of any rule or regulation of the Commission allowing the Investor to sell any of its Common Stock without registration; and

     d. furnish to the Investor, in the event that the Investor is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act, promptly upon written request from the Investor, such information as may be required under Rule 144A for delivery to any prospective purchaser of the Investor's Common Stock in order to permit the Investor to avail itself of the benefits of the exemptions under the Securities Act afforded by such Rule.

     9. Additional Rights of the Investor. If any registration statement of the Company refers to the Investor by name or otherwise as the Holder of any securities of the Company, then the Investor shall have the right to require (a) the insertion therein of language, in form and substance reasonably satisfactory to the Investor, to the effect that the holding by the Investor of the Common Stock does not necessarily make the Investor a "controlling person" of the Company within the meaning of the Securities Act and is not to be construed as a recommendation by the Investor of the investment quality of the Company's debt or equity securities covered thereby and that such holding does not imply that the Investor will assist in meeting any future financial requirements of the Company, or (b) in the event that such reference to the Investor's Common Stock by name or otherwise is not required by the Securities Act or any rules and regulations promulgated thereunder, the deletion of the reference to the Investor.

     10. Transfer or Assignment of Registration Rights. The rights to cause the Company to register the Investor's Common Stock granted to the Investor by the Company under Section 2 or 3 may be transferred or assigned by the Investor to a transferee or assignee of any of the Investor's Common Stock, provided that (except in the case of transfers to affiliates) the Company is given written notice by the Investor at the time of or within a reasonable time after said transfer or assignment, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and provided further that the transferee or assignee of such rights assumes the obligations of the Investor under this Agreement.

     11. "Market Stand-Off" Agreement". The Investor agrees, if requested by the Company and an underwriter of Common Stock (or other securities) of the Company, not to sell publicly any Common Stock (or other securities) of the Company held by it, other than securities included in the underwriting, without the consent of such underwriter, during the one hundred eighty (180) day period following the effective date of a registration statement of the Company filed under the Securities Act, provided that:

     a. such agreement only applies to the first such registration statement of the Company including securities to be sold on its behalf to the public in an underwritten offering which shall commence after the Effectiveness Period; and

     b. all other holders of one (1%) percent or more of the outstanding Common Stock of the Company (calculated on a fully-diluted basis) and all officers and directors of the Company enter into similar agreements.

     Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day period.

     12. Miscellaneous.

     a. The Company has not entered, as of the date hereof, and shall not enter, on or after the date of this Agreement, any agreement with respect to its securities which is inconsistent with the rights granted to the Investor in this Agreement.

     b. The provisions of this Agreement, including the provisions of this sentence, may not be amended (other than the last sentence of Section 12(h), modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Investor.

     c. All notices, requests, consents and other communications hereunder shall be in writing and shall be mailed by certified or registered mail, return receipt requested, postage pre-paid, or by nationally recognized overnight courier addressed as follows: (i) if to the Company, at 2001 Marcus Avenue, Suite 290W, Lake Success, New York 11042, (ii) if to the Investor, at the most current address given by the Investor to the Company in accordance with the provisions of this Section 12(c), or to such other address as any party may have furnished to the other parties in writing in accordance herewith.

     d. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the conflict of laws principles thereof.

     e. No failure to exercise and no delay in exercising, on the part of the Company or the Investor of any right, power or privilege granted under this Agreement shall operate as a waiver of such right, power, or privilege. No single or partial exercise by the Company or the Investor of any right, power or privilege granted under this Agreement shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement are cumulative and are not exclusive of any rights or remedies provided by law.

     f. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

     g. The Company will maintain, or will cause its registrar and transfer agent to maintain, a register with respect to the Investor's Common Stock in which all transfers of the Investor's Common Stock of which the Company has received notice will be recorded. The Company may deem and treat the person in whose name the Investor's Common Stock are registered in such register of the Company as the owner thereof for all purposes, including, without limitation, the giving of notices under this Agreement.

     h. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall insure to the benefit of the Investor. The Company may not assign its rights or obligations hereunder without the prior written consent of the Investor.

     i. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements relating to the subject matter of this Agreement.

     j. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument and it shall not be necessary in making proof of this Agreement to account for more than one such counterpart.

     k. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     l. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party, as determined by the court, shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

     m. Each of the parties hereto shall use all reasonable efforts to take, or cause to be taken, all appropriate action, do or cause to be done all things reasonable necessary, proper or advisable under applicable law, and execute and deliver such documents and other papers, as may be required to carry out the provisions of this Agreement and the other documents contemplated hereby and consummate and make effective the transactions contemplated hereby.

     n. This Agreement and the obligations of the parties hereunder shall terminate at the end of the Effectiveness Period, except for any liabilities or obligations under Sections 5, 6 and 8 above, each of which shall remain in effect in accordance with its terms.

     IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be executed as of this 17th day of May, 1999.


                                      CREDITRISKMONITOR.COM



                                      By:____________________________________
                                         Name:  Jerome S. Flum
                                         Title: Chairman and President



                                      By:____________________________________
                                          Name:  Jerome S. Flum
                                          Title: General Partner
                                                  Flum Partners


     This page shall constitute a counterpart copy of the Registration Rights Agreement, dated as of ____________, 199_, by and among CreditRiskMonitor.Com Inc. and Flum Partners.